EXHIBIT 99.2
                          REGISTRATION RIGHTS AGREEMENT


      This REGISTRATION RIGHTS AGREEMENT (this "Registration Agreement"), entered into as of August 24th, 1999, between J.M. Huber Corporation, a New Jersey corporation (the "Investor"), and Benchmark Electronics, Inc., a Texas corporation (the "Company").

                               W I T N E S S E T H:

      WHEREAS, the Investor and the Company entered into that certain Stock Purchase Agreement dated as of July 1, 1999, as supplemented by the Bid Letter of even date, as amended by the Supplemental and Amendatory Agreement dated as of July 30, 1999 (together the "Stock Purchase Agreement"), as amended by the Amended and Restated Stock Purchase Agreement dated as of August 12, 1999, pursuant to which the Company agreed to purchase all of the outstanding capital stock of AVEX Electronics Inc., an Alabama corporation and a wholly owned subsidiary of the Investor, and all of the outstanding capital stock of Kilbride Holdings B.V., a Netherlands corporation and an indirect wholly-owned subsidiary of the Investor, upon the terms and subject to the conditions set forth therein;

      WHEREAS, pursuant to the terms of and in partial consideration for the transactions contemplated by the Stock Purchase Agreement, the Company agreed to issue one million (1,000,000) shares of the Benchmark Stock (the "Shares") to the Investor;

      WHEREAS, pursuant to the terms of and in partial consideration for the transactions contemplated by the Stock Purchase Agreement, the Company agreed to provide the Investor with certain registration rights with respect to the Shares as set forth in this Registration Agreement;

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Stock Purchase Agreement and this Registration Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Company and the Investor agree as follows:

      1.    (a)         CERTAIN DEFINITIONS.  The following terms shall have the
following respective meanings:

      "BENCHMARK STOCK" means the New York Stock Exchange-listed voting common stock of the Company, par value $0.10 per share, currently bearing trading symbol: BHE.

      "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.
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      "INVESTOR" shall include the Investor and any permitted assignee or transferee of the rights under the Stock Purchase Agreement to whom the registration rights conferred by this Registration Agreement have been transferred in compliance with Section 12 of this Registration Agreement.

      "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing an appropriate registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      "REGISTRABLE SECURITIES" shall mean any Shares and any capital stock or other securities of the Company issued or issuable with respect to such Shares, including (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or other distribution, stock split or reverse stock split, or (iii) in connection with a combination of shares, recapitalization, merger, consolidation, exchange offer or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement under the Securities Act covering the offering of such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective registration statement, (B) such Registrable Securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(C) such Registrable Securities have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (D) such time as, in the opinion of counsel to the Company, which counsel shall be acceptable to the Investor in its sole discretion, all such Registrable Securities may be sold without any time, volume or manner of sale limitation pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

      "REGISTRATION EXPENSES" shall mean all expenses to be incurred by the Company in connection with the Investor's exercise of its registration rights under this Registration Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel to the Company, fees and disbursements of the Company's certified public accountants, blue sky fees and expenses, reasonable fees and disbursements of counsel to the Investor for a "due diligence" examination of the Company and review of the Registration Statement, which Investor counsel fees shall not exceed $5,000, and the expense of any special audits incident thereto, which shall be paid in any event by the Company; PROVIDED, that Registration Expenses shall not include Selling Expenses.

      "REGISTRATION STATEMENT" shall have the meaning set forth in Section 2(a).

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

      "SELLING EXPENSES" shall mean all underwriting or placement agent fees, discounts, brokerage commissions, selling commissions and other expenses of sale that are not Registration Expenses, which shall be paid by Investor.

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            (b) Capitalized terms used in this Registration Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

            (c) Unless otherwise indicated to the contrary herein by the context or use thereof: (i) the words, "herein," "hereto," "hereof" and words of similar import refer to this Registration Agreement as a whole and not to any particular Section or paragraph hereof; (ii) the word "including" means "including, but not limited to"; (iii) masculine gender shall also include the feminine and neuter genders, and vice versa; and (iv) words importing the singular shall also include the plural, and vice versa.

     2. REGISTRATION REQUIREMENTS. (a) The Company will apply its reasonable commercial efforts to file, within ninety (90) calendar days of the Closing Date, or, if the Company is unable to achieve such filing within such period despite such efforts, the Company shall apply reasonable commercial efforts to make such filing as expeditiously as possible thereafter, in accordance with applicable law, a Registration Statement on Form S-3 (or, if unavailable, such other form for registration to permit resale of the Registrable Securities) (the "Registration Statement") to register the resale of all of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) in the manner (including manner of sale) and in all states reasonably requested by the Investor for purposes of maximizing the proceeds realizable by the Investor from such sale or distribution. The Company shall use its best efforts to cause the Registration Statement to become effective by the Commission no later than one hundred twenty
(120) calendar days from the Closing Date. Furthermore, at the time of filing of the Registration Statement, the Company shall file (A) such blue sky filings as shall have been reasonably requested by the Investor, PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it would otherwise be required to qualify but for this Agreement or to consent to general service of process in any jurisdiction, and (B) any required filings with the New York Stock Exchange or other exchange or market where the Shares are traded. The Company shall use its best efforts to have all filings declared effective as promptly as practicable.

            (b) The Company shall take all such other reasonable actions in connection therewith in order to expedite or facilitate the registration of such Registrable Securities.

     3. REGISTRATION PROCEDURES. The Company will keep the Investor advised in writing as to the filing of the Registration Statement related to the Shares and the effective date thereof and the receipt of the order declaring such Registration Statement effective. At its expense, the Company will use its reasonable best efforts to:

            (a) Keep such Registration Statement effective for a period equal to twenty-four (24) months PLUS the period of any suspension of effectiveness pursuant to Section 4 hereof, following the Closing Date, or until such time as the Investor no longer holds Registrable Securities, whichever first occurs.

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            (b) Furnish such number of prospectuses and amendments and supplements thereto, and other documents incident thereto as the Investor from time to time may reasonably request.

            (c) Prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such prospectus;

            (d) Notify the General Counsel of the Investor and its counsel (as designated in writing by the Investor) promptly by telephone or facsimile, and confirm such notice (a "Notice") in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purposes, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event as a result of which the prospectus included in the Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading;

            (e) Upon the occurrence of any event contemplated by Section 3(d)(ii)-(vi) and immediately upon the expiration of any suspension of effectiveness pursuant to Section 4, prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Registration Statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading;

            (f) Take all steps reasonably necessary to enable the Investor to avail itself of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Securities Act, PROVIDED, HOWEVER, that nothing shall require the Company to list the Benchmark Stock on any national securities exchange or other market on which shares of the Benchmark Stock are not then traded.

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            (g) Obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

            (h) Cause all Registrable Securities subject to the Registration Statement at all times to be registered or qualified for offer and sale under the securities or blue sky laws of such jurisdictions as the Investor reasonably requests in writing; use its best efforts to keep each such registration or qualification effective, including through new filings or amendments or renewals, during the period the Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify to do business or take any action that would subject it to taxation or general service of process in any jurisdiction where it is not then so qualified or subject;

            (i) Cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the chosen method or methods of distribution; and

            (j) Cause all Registrable Securities included in such Registration Statement to be listed, by the date the Registration Statement is declared effective, on the principal securities exchange or automated interdealer system on which the same type of securities of the Company are then listed or traded.

     4. SUSPENSIONS OF EFFECTIVENESS. If the Company shall furnish to the Investor a certificate signed by the president of the Company stating that, in the good faith judgment of the Board of Directors of the Company, any registration under the Securities Act of Registrable Securities should not be continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, or other transaction involving the Company, the Company shall have the right to suspend the use of the Registration Statement for a reasonable period which, in any event, shall not exceed thirty (30) calendar days, provided that such right shall not be exercised more than once in any consecutive 12-month period.

     5.     INDEMNIFICATION.

            (a) COMPANY INDEMNITY. The Company will indemnify the Investor, each of its officers and directors, and each Entity controlling the Investor, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Registration Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement under which Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary or final prospectus contained therein, or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or

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necessary to make the statements therein not misleading, or any violation by the
Company of the Securities Act or any state securities law or, in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Investor, each of its officers and directors, and each Entity controlling the Investor, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; PROVIDED, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) that is made in reliance upon and in conformity with written information furnished to the Company by the Investor specifically for use in any such registration. The indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

            (b) INVESTOR INDEMNITY. The Investor will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers and directors, and each Entity who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement under which Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary or final prospectus contained therein, or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and its officers and directors, and each Entity controlling the Company, for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary or final prospectus contained therein or amendment or supplement thereof in reliance upon and in conformity with written information furnished to the Company by the Investor specifically for use therein, and provided that the Investor shall not be liable under this indemnity for an amount in excess of the gross proceeds received by the Investor from the sale of the Registrable Securities pursuant to such Registration Statement. The indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the written consent of the Investor (which consent shall not be unreasonably withheld).

            (c) PROCEDURE. Each party entitled to indemnification under this
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom; PROVIDED that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be

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unreasonably withheld), and the Indemnified Party may participate in such defense at its expense; and PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is materially prejudiced by such failure to provide notice. The Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Party, PROVIDED, HOWEVER, that if separate firm(s) of attorneys are required due to a conflict of interest, then the indemnifying party shall be liable for the reasonable fees and expenses of each such separate firm. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall, except with the consent of the Indemnifying Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnifying Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     6. CONTRIBUTION. (a) If the indemnification provided for in Section 5 hereof is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

     The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether any action in question in connection with preparation of the Registration Statement, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Company or the Investor, and the parties' relative intent and knowledge.

            (b) In no event shall the obligation of any Indemnifying Party to contribute under this Section 6 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5(a) or Section 5(b) hereof had been available under the circumstances.

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            (c) The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, the Investor shall not be required to contribute any amount in excess of the amount by which the proceeds received by the Investor from the sale of Registrable Securities pursuant to the Registration Statement exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Entity who was not guilty of such fraudulent misrepresentation.

     7.     SURVIVAL. The indemnity and contribution agreements contained in
Section 5 and Section 6 and the standstill and right of first refusal provisions of Section 8 and Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Registration Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Registrable Securities.

     8. STANDSTILL. The Investor covenants to the Company that the Investor will not acquire beneficial ownership of additional Benchmark Stock (other than Benchmark Stock purchased by the J.M. Huber Corporation Retirement Plan or the J.M. Huber Corporation Profit Sharing Plan or Benchmark Stock issued by Benchmark to all of its shareholders, including (i) upon any conversion or exchange of the Benchmark Stock, (ii) by way of stock dividend or other distribution, stock split or reverse stock split, or (iii) in connection with a combination of shares, recapitalization, merger, consolidation, exchange offer or other reorganization), or take any other actions to influence control of the Company without the consent of the Board of Directors of the Company.

     9. INFORMATION BY INVESTOR. The Investor shall promptly furnish to the Company such information regarding the Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Registration Agreement. All information provided to the Company by the Investor shall be accurate and complete in all material respects and the Investor shall promptly notify the Company if any such information becomes incorrect or incomplete.

     10. RIGHT OF FIRST REFUSAL OF THE COMPANY. In the event that the Investor shall propose to transfer three hundred thousand (300,000) or more shares of common stock constituting Registrable Securities to any person who is not an Affiliate of the Investor, then the Investor shall give to the Company at least three (3) Business Days' prior notice (the "Transfer Notice") of the proposed transfer. The Transfer Notice shall disclose in reasonable detail the

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terms (including price) and conditions of the proposed transfer, the identity of the proposed transferee, and the number of the Shares proposed to be transferred. The Company shall have the right to object, upon written notification to the Investor received on or prior to the expiration of such three-day period, to the identity of the transferee, provided that such objection may only be for commercially reasonable grounds based upon competitive conditions. Any such notification by the Company shall state in reasonable detail its grounds for objection. In the event the Company so objects to the identity of the proposed transferee, it shall, within fifteen (15) Business Days following the three-day period above-mentioned, purchase the Shares proposed to be transferred for cash and upon the same terms and conditions described in the Transfer Notice.

     11. TRANSFER OR ASSIGNMENT OF RIGHTS. Neither this Registration Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Entity, except that, upon prior written notice to the Company, the Investor's rights and obligations under this Registration Agreement may be assigned, in whole or in part, to any Affiliate of the Investor (a "Permitted Transferee"), and the rights and obligations of the Investor under this Rights Agreement shall inure to the benefit of, and be enforceable by and against, any such Permitted Transferee.

     12.    MISCELLANEOUS.

            (a) ENTIRE AGREEMENT. This Registration Agreement contains the entire understanding and agreement of the parties relating to the registration of Registrable Securities, and may not be modified or terminated except by a written agreement signed by both parties.

            (b) NOTICES. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Registration Agreement shall be in writing and shall be made as provided in Section 9.1 of the Stock Purchase Agreement.

            (c) GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS REGISTRATION AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW, EXCEPT TO THE EXTENT THAT THE LAW OF THE STATE OF TEXAS REGULATES THE COMPANY'S ISSUANCE OF SECURITIES. THE PARTIES HERETO HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY FROM OR IN CONNECTION WITH THIS REGISTRATION AGREEMENT SHALL BE LITIGATED ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN NEW YORK COUNTY, NEW YORK. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO CONSENT TO THE JURISDICTION AND VENUE OF THE FOREGOING COURTS AND CONSENT THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO EITHER OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED INSIDE OR OUTSIDE THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY

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REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH PARTY AT ITS ADDRESS
SET FORTH IN THIS REGISTRATION AGREEMENT (AND SERVICE SO MADE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID) OR BY PERSONAL SERVICE OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES
OF SAID COURTS. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS RIGHTS AGREEMENT.

            (D) TITLES. The titles used in this Registration Agreement are used for convenience only and are not to be considered in construing or interpreting this Registration Agreement.

            (E) RULE 144. The Company will use its best efforts to file all reports required to be filed by it under the Exchange Act and that it will take such further action as holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144, as such Rule may be amended from time to time, or (b) any similar role or regulation hereafter adopted by the Commission. If at any time the Company is not required to file such reports, it will, upon the request of the Investor, make publicly available other information so long as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement as to whether it has complied with such requirements.

            (F) OPINION OF COUNSEL. The Company shall deliver, concurrently with the Registration Statement being declared effective by the Commission, an opinion of counsel to the Company stating: "The Registration Statement (except as to the financial statements and other financial data contained therein as to which we do not express an opinion), filed with the Securities and Exchange Commission pursuant to the Registration Agreement, with respect to the Benchmark Stock delivered to Seller at the Closing, in the form in which it became effective, complies as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder."

            (G) QUESTIONNAIRE. Investor agrees to complete in a timely fashion the questionnaire in the form previously provided by the Company.

            (H) COUNTERPARTS. This Registration Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, the parties hereto have caused this Registration
Rights Agreement to be duly executed as of the date first above written.

                                         J.M. HUBER CORPORATION

                                         By /S/ M. L. MARBERRY
                                          Name:  Michael L. Marberry
                                          Title: Vice President, New Business
                                                 Development

                                         BENCHMARK ELECTRONICS, INC.

                                         By /S/ GAYLA J. DELLY
                                          Name:  Gayla J. Delly
                                          Title: Treasurer

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